EXHIBIT 10.2

AMENDMENT TO

SIDE LETTER BETWEEN RENTECH AND GSO

To:Rentech, Inc. (“Rentech”)

Rentech Nitrogen Holdings, Inc. (“Holdings”)

DSHC, LLC (“DSHC”)

10880 Wilshire Boulevard, Suite 1101
Los Angeles, CA 90024

From:GSO Capital Partners LP (“GSO”)

345 Park Avenue, 31st floor

New York, NY 10154

Date: January 20, 2017

Dear Sirs:

Reference is made to that Side Letter by and among Rentech, Holdings, DSHC, GSO and the GSO Funds identified therein dated as of April 4, 2016 (the “Side Letter”).  All capitalized terms used but not defined herein shall have the meanings set forth in the Side Letter.  The parties hereby agree that the section of the Side Letter entitled “Transaction Agreement” which deals with the Board Designation Matters is hereby terminated.

This Amendment to the Side Letter shall only become effective upon the execution and effectiveness of Amendment No. 1 to the GSO Transaction Agreement to the Transaction Agreement effective as of April 1, 2016 by and among CVR Partners, LP, a Delaware limited partnership, Coffeyville Resources, LLC, a Delaware limited liability company, GSO Capital Partners LP, a Delaware limited partnership, and each of the Holders listed on Schedule A thereto.  Except as otherwise provided herein, each party confirms and agrees that the Side Letter is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects.

[Signature Pages Follow]

IN WITNESS WHEREOF this Side Letter has been executed by the parties hereto and is intended to be and is hereby delivered on the date first before written.

GSO CAPITAL PARTNERS LP

By:/s/ Marisa Beeney________

Name: Marisa Beeney

Title:    Authorized Signatory

GSO SPECIAL SITUATIONS OVERSEAS MASTER FUND LTD.

GSO SPECIAL SITUATIONS FUND LP

STEAMBOAT CREDIT OPPORTUNITIES MASTER FUND LP

GSO COASTLINE CREDIT PARTNERS LP

GSO CACTUS CREDIT OPPORTUNITIES FUND LP

GSO AIGUILLE DES GRANDS MONTETS FUND II LP

By: GSO Capital Partners LP, as Investment Manager

By:/s/ Marisa Beeney________

Name:  Marisa Beeney

Title:    Authorized Signatory

GSO SSOMF NITRO BLOCKER LLC

STEAMBOAT NITRO BLOCKER LLC

GSO ADGM II NITRO BLOCKER LLC

By:/s/ Marisa Beeney________

Name:  Marisa Beeney

Title:    Authorized Signatory

GSO CREDIT-A PARTNERS LP

By: GSO Credit-A Associates LLC, its general partner

By:/s/ Marisa Beeney________

Name:  Marisa Beeney

Title:    Authorized Signatory

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP

By: GSO Palmetto Opportunistic Associates LLC, its general partner

By:/s/ Marisa Beeney________

Name:  Marisa Beeney

Title:    Authorized Signatory

RENTECH, INC.

By:/s/ Colin Morris_________

Name: Colin Morris

Title:   SVP & GC

RENTECH NITROGEN HOLDINGS, INC.

By:/s/ Colin Morris_________

Name: Colin Morris

Title:   SVP & Secretary

DSHC, LLC

By:/s/ Colin Morris_________

Name: Colin Morris

Title:   President

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